Exhibit 99.1

AeroVironment Stockholders Approve Acquisition of BlueHalo

ARLINGTON, Va. – April 1, 2025 – AeroVironment, Inc. (NASDAQ: AVAV) (“AV” or the “Company”) today announced that its stockholders have approved the issuance of AV common stock in connection with the Company’s pending acquisition of BlueHalo LLC (“BlueHalo”) at a Special Meeting of Stockholders held earlier today.

“Stockholder approval marks an important milestone as we move forward with the acquisition of BlueHalo and accelerate our transformation into the leading next-generation defense technology company,” said Wahid Nawabi, AV chairman, president, and chief executive officer. “Together, AV and BlueHalo will drive agile innovation and deliver integrated, all-domain solutions designed to redefine the future of defense and address the most important priorities and needs of our nation and allies around the globe. We thank stockholders for their continued support and look forward to closing this transaction and unlocking new opportunities for growth and value creation.”

More than 99% of the shares voted by AV stockholders were in favor of the issuance of AV common stock to complete the pending acquisition. Final voting results will be reported in a Form 8-K filed with the U.S. Securities and Exchange Commission.

The transaction is expected to close in May 2025, subject to the satisfaction of customary closing conditions.

About AeroVironment, Inc.

AeroVironment (NASDAQ: AVAV) provides technology solutions at the intersection of robotics, sensors, software analytics and connectivity that deliver more actionable intelligence so you can Proceed with Certainty. Headquartered in Virginia, AeroVironment is a global leader in intelligent, multi-domain robotic systems, and serves defense, government and commercial customers. For more information, visit www.avinc.com.

Statement Regarding Forward-Looking Statements

This release contains statements regarding AeroVironment, BlueHalo, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this release concerning AeroVironment’s proposed transaction with BlueHalo and the closing date of the proposed transaction, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AeroVironment and BlueHalo are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

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•	the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all;

•	the possible occurrence of an event, change or other circumstance that would give rise to the termination of the transaction agreement;

•	the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay in delay in closing of the transaction;

•	the failure of the proposed transaction to close for any other reason;

•	unexpected costs, liabilities, charges or expenses resulting from the transaction; and

•	other risks inherent in AeroVironment’s and BlueHalo’s businesses.

Other unknown or unpredictable factors also could have a material adverse effect on AeroVironment’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither AeroVironment nor BlueHalo undertakes (and each of AeroVironment and BlueHalo expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

For AeroVironment:

Investors

Jonah Teeter-Balin

+1 (805) 520-8350 x4278

https://investor.avinc.com/contact-and-faq/contact-us

Media

Joseph Sala / Woomi Yun / Jenna Shinderman

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

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MEDIA CONTACT

Rene´Bardorf

AeroVironment

+1.703.418.2828

pr@avinc.com

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